Exhibit 10.5

The Fifth Amended and Restated Equity Pledge Agreement

Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Xiaohuang Huang, Hang Chen, Hao Zhu

and

Hangzhou Qunhe Information Technology Co., Ltd.

This Fifth Amended and Restated Equity Pledge Agreement (hereinafter referred to as the “Agreement”) was executed on April 21, 2021 by and among:

A.

Hangzhou Yunjiazhuang Network Technology Co., Ltd., a limited liability company legally incorporated and existing in conformity with the laws of the People’s Republic of China registered at *** (hereinafter referred to as “Pledgee”);

B.	Xiaohuang Huang, a *** citizen, ID card No.: ***;

C.	Hang Chen, a *** citizen, ID card No.: ***;

D.	Hao Zhu, a *** citizen, ID card No.: *** (with Xiaohuang Huang and Hang Chen hereinafter collectively referred to as “Pledgor”);

E.

Hangzhou Qunhe Information Technology Co., Ltd., a limited liability company incorporated and existing in accordance with laws of the People’s Republic of China with its registered office at *** (hereinafter referred to as “Domestic Company”).

Each of Pledgee, Pledgor and Domestic Company shall be hereinafter collectively referred to as the “Parties” and individually a “Party”.

WHEREAS

1.

Pledgee, Xiaohuang Huang, Hang Chen, Hao Zhu and Domestic Company executed the Equity Pledge Agreement on December 13, 2013; Pledgee, Xiaohuang Huang, Hang Chen, Hao Zhu, Jiwei Enterprise Management Consulting (Shanghai) Co., Ltd. (hereinafter referred to as “Jiwei”) and Domestic Company executed the Amended and Restated Equity Pledge Agreement on December 29, 2016; Pledgee, Xiaohuang Huang, Hang Chen, Hao Zhu, Jiwei, Lasa Economic and Technological Development Zone Shunying Investment Co., Ltd. (hereinafter referred to as “Shunwei”) and Domestic Company executed the Second Amended and Restated Equity Pledge Agreement on January 6, 2018; Pledgee, Xiaohuang Huang, Hang Chen, Hao Zhu, Jiwei, Shunwei, Shenzhen Zhongqi Haoze Enterprise Management Consulting Co., Ltd. (hereinafter referred to as “Hillhouse”) and Domestic Company executed the Third Amended and Restated Equity Pledge Agreement on August 12, 2019; Pledgee, Xiaohuang Huang, Hang Chen, Hao Zhu, Jifeng Enterprise Management Consulting (Shanghai) Co., Ltd. (hereinafter referred to as “Jifeng”), Jiwei, Shunwei, Hillhouse and Domestic Company executed the Fourth Amended and Restated Equity Pledge Agreement on September 25, 2020 (hereinafter referred to Original Equity Pledge Agreements”). Changes are made to equities in Domestic Company, and the Parties intend to execute this Agreement that shall supersede Original Equity Pledge Agreements.

2.

Pledgee, Xiaohuang Huang, Hang Chen, Hao Zhu, Jifeng, Shunwei, Hillhouse and Domestic Company executed the termination agreement on April 21, 2021 in respect of the Fourth Amended and Restated Equity Pledge Agreement.

3.

Domestic Company is a company incorporated in China with RMB5,000,000 registered capital. Pledgor owns 100% of equities in Domestic Company, composed of 50.0000% held by Xiaohuang Huang (equivalent to RMB2,500,001 registered capital), 39.1814% by Hang Chen (equivalent to RMB1,959,072 registered capital), 10.8185% by Hao Zhu (equivalent to RMB540,927 registered capital), and they have paid up in full the amount payable on registered capitals (see Annex I).

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4.

Pledgee and Domestic Company executed the Exclusive Technology Development, Consultation and technical Service Agreement on December 13, 2013, the Amendment to Exclusive Technology Development, Consultation and technical Service Agreement on August 22, 2014, and No. 2 Amendment to Exclusive Technology Development, Consultation and technical Service Agreement on December 29, 2016 (hereinafter collectively referred to as “Service Agreements”).

5.

In order to ensure that Pledgee is able to collect and receive service fees for technical development and consultancy under Service Agreements from Domestic Company, Pledgor pledges all of its equities in Domestic Company as security for service fees for technical development and consultancy under Service Agreements.

The Parties reach the following agreement on equity pledge through friendly negotiation. NOW THEREFORE, the Parties intending to be bound hereby enter into this Agreement so as to determine their rights and obligations.

I. Definition and Interpretation

Unless otherwise provided herein, terms used herein shall have the following meaning:

1.	Pledge: shall have the meaning ascribed to it in Article 2 below.

2.	Pledged Equities: shall refer to all equities duly held by Pledgor in Domestic Company, which accounts for 100% of Domestic Company’s equities.

3.	Period of Pledge: shall refer to the period prescribed in Article 3 below.

4.	Event of Default: shall include any situation described in Article 7 below.

5.	Notice of Default: shall refer to any notice given by Pledgee under this Agreement to state Event of Default.

II. Pledge

1.	Pledgor pledges all of its equities in Domestic Company to Pledgee as security for service fees for technical development and consultancy under Service Agreements.

2.	Pledge refers that Pledgee shall have the priority to be repaid with payment from conversion, auction or sales of equities pledged by Pledgor.

III. Period of Pledge

1.

This agreement shall be effective from the date of signing. The Pledge hereunder shall be effective as of the date when it is recorded in Register of Members of Domestic Company (Annex II) and filed for equity pledge registration with appropriate authority of market regulation in Hangzhou City. The Period of Pledge shall be the same as the term of Service Agreements.

2.

During the Period of Pledge, the Pledgee shall be entitled to dispose of the Pledge pursuant to this Agreement and applicable laws and regulations of China if Domestic Company fails to pay service fees for technical development and consultancy under Service Agreements.

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IV. Retention of Pledge Certificate

1.

During the Period of Pledge hereunder, the Pledgor shall execute or cause Domestic Company to execute Capital Contribution Certificate and Register of Members attached hereto and deliver such signed documents to Pledgee who shall retain them.

2.	Pledgee shall be entitled to receive all cash proceeds, including dividends and bonuses, and non-cash proceeds accrued based on Pledged Equities since the completion of equity pledge registration.

V. Representations and Warranties of Pledgor and Domestic Company

Pledgor and Domestic Company hereby jointly and severally represent and warrant to Pledgee that:

1.	Pledgor has any power and right to execute this Agreement and perform its obligations hereunder, and provisions in this Agreement shall constitute obligations legal, valid and binding upon it.

2.

Domestic Company has any power and right to execute this Agreement and perform its obligations hereunder, and provisions in this Agreement shall constitute obligations legal, valid and binding upon it.

3.	Execution, delivery and perform of this Agreement by Pledgor and Domestic Company shall not contravene the following due to time-limit and/or any act or event arising therefrom or other reasons:

(a)	establishment documents of Pledgor and Domestic Company;

(b)	any laws applicable to Pledgor and Domestic Company; or

(c)	any provisions and obligations under any contract, agreement, memorandum and other written or oral documents that are executed between Pledgor and Domestic Company and have become effective.

4.	Pledgor shall be legal owner of the Pledged Equities.

5.	In no case shall any third party intervene the exercise by Pledgee of its rights hereunder.

6.	Pledgee shall be entitled to dispose of and transfer the Pledge in a form as set forth herein.

7.	Except for pledge to Pledgee, Pledgor has never created any other pledge or third-party rights over its equities.

VI. Undertakings of Pledgor

1.	During the term hereof, Pledgor severally but not jointly undertake that it shall:

(a)

not transfer equities directly or indirectly, nor create or allow to create any pledge or other securities that would affect rights and interests of Pledgee without prior written consent of Pledgee, except that it shall transfer equities to Pledgee or its designee pursuant to the Fifth Amended and Restated Exclusive Purchase Option Agreement dated April 21, 2021 among Pledgor, Pledgee and Domestic Company;

(b)

comply with and perform all provisions of laws and regulations concerning pledge, and shall present to Party A any notices, orders or recommendations given by appropriate authority in respect of the pledge within five (5) days from its receipt thereof and comply with or upon reasonable request by Party A or with Party A’s consent, put forwards opinions or make statements challenging the same;

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(c)

promptly notify the Pledgee of any events or received notices which might have effect on the rights in and to the Pledged Equities or any part thereof, change any undertakings and obligations of the Pledgor hereunder, or have effect on performance by Pledgor of its obligations hereunder.

2.

Pledgor agrees that Pledgee’s rights in the Pledge acquired hereunder shall not be terminated or impaired due to any legal proceeding instituted by Pledgor or its successor, spouse (if applicable), agent or any other persons.

3.

Pledgor warrants to Pledgee that Pledgor shall in good faith execute and cause other persons interested in the Pledge to execute all certificates of rights and deeds, and/or take and cause other persons interested in the Pledge to take all acts, required by Pledgee, and shall provide convenience for exercise of rights and authorizations granted hereunder, execute with Pledgee or its designee (whether natural person or corporate body) all change documents concerning equity certificate, and give Pledgee all notices, orders and decisions regarding the Pledge as it considers necessary.

4.

Pledgor further warrants to Pledgee that it shall comply with and fulfill all warranties, undertakings, agreements, representations and conditions for the benefit of Pledgee. If Pledgor fails to perform all or any part of such warranties, undertakings, agreements, representations or conditions, Pledgor shall compensate Pledgee for any losses caused thereby.

5.

Pledgor further warrants to Pledgee that it shall complete and cause Domestic Company to complete equity pledge registration with authority of market regulation in Hangzhou City, and record the Pledge hereunder in Register of Members of Domestic Company on the date of equity pledge registration within sixty (60) days from execution date hereof.

VII. Event of Default

1.	Any of the following shall constitute an event of default:

(a)	Domestic Company fails to pay service fees in full for technical development and consultancy within a time-limit hereunder;

(b)

Any representations or warranties made by Pledgor and Domestic Company under Article 5 above have material misleading information or errors, and/or Pledgor and Domestic Company violates their representations or warranties under Article 5;

(c)	Pledgor violates its undertakings in Article 6;

(d)	Pledgor violates any provisions in this Agreement;

(e)	Pledgor forfeits Pledged Equities for any reason, or transfers Pledge Equities without written consents of Pledgee, unless transferred pursuant to Paragraph 1(a) of Article 6;

(f)

Any external borrowings, guarantee, indemnities, commitments or other liabilities of Pledgor (1) are required to be repaid or performed in advance due to default by it; or (2) cannot be repaid or performed when due, as a result of which Pledgor’s ability to perform the obligations hereunder is subject to material adverse effect;

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(g)	Pledgor fails to pay its debts or other liabilities, which affects its ability to perform its obligations hereunder;

(h)	This Agreement becomes illegal or Pledgor cannot continue to perform its obligations hereunder due to enactment of any laws;

(i)	All consents, permits, approvals or authorizations required for enforceability or legitimacy of this Agreement are revoked, suspended, invalidated or changed materially;

(j)	Any changes that have adverse effect are made to properties held by Pledgor, which affects Pledgor’s ability to perform its obligations hereunder;

(k)	Successor or administrator of Domestic Company only makes part of payments or refuses to any payments hereunder;

(l)	Any other circumstances under which Pledgee cannot dispose of the Pledge as provided in relevant laws.

2.

Pledgor shall promptly notify Pledgee in writing of any matters described in Paragraph 1 under this Article or any events likely to give rise to any such matters when it becomes aware of or discoveries the occurrence of such matters or events. Pledgee shall be entitled to require Pledgor correct any breach within a time-limit.

3.

Unless any event of default listed in Paragraph 1 under this Article has been resolved to Pledgee’s satisfaction, Pledgee may issue a notice of default in writing at or after occurrence of default by Pledgor, through which it may require Pledgor to immediately pay for debts and other payable sums hereunder or may dispose of the Pledge according to Article 8 below.

VIII. Disposal of Pledge

1.	Before all service fees for technical development and consultancy under Service Agreements are paid in full, without written consents of Pledgee,

(a)	Pledgor shall not transfer equities it holds for any reason or in any way;

(b)	Pledgor shall not transfer the Pledge.

2.	Pledgee shall give Pledgor a notice of default when it intends to dispose of the Pledge.

3.	Subject to provisions of Paragraph 3 under Article 7, Pledgee may dispose of the Pledge at the time of issuance or at any time after issuance of notice of default.

4.

Pledgee shall have the priority to be repaid with payment from conversion, auction or sales of all or part of equities hereunder through statutory procedures until service fees for technical development and consultancy under Service Agreements and other payable sums are paid in full.

5.	Pledgor shall not impede Pledgee from disposing of the Pledge in accordance with this Agreement and shall provide necessary assistance to enable Pledgee to realize the Pledge hereunder.

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IX. Assignment

1.	Without the prior written consent of the Pledgee, Pledgor shall not assign or transfer its rights and obligations hereunder.

2.	This Agreement shall be binding on the Pledgor and its successor and inure to the benefit of the Pledgee and its successors and assignees.

3.

Pledgee may at any time assign all or any of its rights and obligations under Service Agreements to any person (natural person/corporate body) designated by it, and in such case, the assignee shall have the rights and obligations that Pledgee has under this Agreement as if it were originally a party to this Agreement. In case Pledgee intends to assign its rights and obligations under Service Agreements, Pledgor shall execute any agreements and/or documents required therefor at the request of Pledgee.

4.	If Pledgee changes due to such assignment, new Pledgee shall execute a new pledge agreement with Pledgor.

X. Termination

This Agreement shall not be terminated until service fees for technical development and consultancy under Service Agreements are paid in full and Domestic Company are released from any obligations thereunder. Pledgee shall terminate this Agreement and assist Pledgor in canceling equity pledge registration within reasonable time.

XI. Charges and other Fees

1.

All fees and expenses in connection with this Agreement, including but not limited to legal costs, production costs, stamp duties and other taxes and fees, shall be paid by Pledgor. If Pledgee is required to pay any taxes according to statutory provisions, Pledgor shall reimburse in full such payment by Pledgee.

2.

If Pledgor fails to pay any taxes or fees hereunder or gives rise to recourse by Pledgee in any way for other reasons, Pledgor shall bear all fees (including but not limited to taxes, charges, overheads, legal costs, attorney’s fees and various insurance premiums) arising therefrom.

XII. Force Majeure

1.

In case performance of this Agreement is postponed or impeded by a force majeure event, the party affected by such event shall not assume any liability hereunder within the extent of postponed or impeded performance.

2.

A “force majeure event” refers to any events that are beyond the reasonable control of a Party and cannot be avoided although the affected Party has used reasonable care, which includes but is not limited to government acts, act of god, fires, explosions, geographic variation, storms, floods, earthquakes, tides, lightnings or wars. However, inadequate credit, funding or financing shall not be deemed out of reasonable control of a Party.

3.

The party affected by a force majeure event and requesting waiver of performance of this Agreement or any of its provisions shall notify other Parties of such waiver and its actions to be taken to complete the performance as soon as possible.

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4.

The party affected by a force majeure event shall be released from any liability for non-performance of obligations hereunder but shall use reasonable endeavors to reduce the costs caused to other parties. The release of obligations shall be limited to those affected by the force majeure event. The Parties agree that they shall use reasonable efforts to resume the performance of their obligations hereunder at the end of the force majeure event.

XIII. Dispute Resolution

1.	This Contract shall be governed by and construed in accordance with the Laws of the People’s Republic of China.

2.

Any dispute between the Parties regarding the interpretation and performance of the terms hereof, the Parties shall resolve such dispute through negotiation in good faith. If any Party has given other Parties a written notice for resolution of any dispute through negotiation, but they fail to resolve the dispute within thirty (30) days thereafter, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for decision according to the arbitration rules for the time being. The arbitration shall take place in Beijing and in Chinese. The arbitration award shall be final and binding upon the Parties.

XIV. Notice

Unless there is a written notice to alter the addresses below, the notices hereunder shall be delivered to the following addresses by hand or via registered mail. Notice shall be deemed to have been served on the date of receipt stated on the return receipt if sent by a registered mail; or on the date of sending if by hand:

Pledgee: Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Address: ***

Tel.: ***

Atten.: Xiaohuang Huang

Pledgor: Xiaohuang Huang

Address: ***

Tel.: ***

Pledgor: Hang Chen

Address: ***

Tel.: ***

Pledgor: Hao Zhu

Address: ***

Tel.: ***

Domestic Company: Hangzhou Qunhe Information Technology Co., Ltd.

Address: ***

Tel.: ***

Atten.: Xiaohuang Huang

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XV. Annex

The Annexes to this Agreement constitute an integral part of this Agreement.

XVI. Severability

If any provision hereof is invalid or unenforceable due to inconsistency with applicable laws, such term shall be deemed to be invalid only within the extent of its application and shall not affect the legal effect of other terms hereof.

XVII. Entire Agreement

In addition to any written amendments, supplements or modifications hereto made after execution hereof, this Agreement shall constitute the entire agreement between the Parties in respect of the subject matter hereof, and shall supersede any previous oral or written negotiations, representations and contracts made for the same subject matter (including Original Equity Pledge Agreements).

XVIII. Effect

1.	This Agreement and its amendment, modification or supplement shall be effective only made in writing and signed and sealed by the Parties.

2.	The original of this Agreement shall be made in Chinese and in one or several counterparts, each of which shall have the same legal effect.

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The Fifth Amended and Restated Equity Pledge Agreement	8

This is the signature page

Hangzhou Yunjiazhuang Network Technology Co., Ltd. (Seal)

/s/Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Signature: /s/Xiaohuang Huang

Name: Xiaohuang Huang

Title: Legal Representative

Hangzhou Qunhe Information Technology Co., Ltd.

/s/Hangzhou Qunhe Information Technology Co., Ltd.

Signature: /s/Xiaohuang Huang

Name: Xiaohuang Huang

Title: Legal Representative

The Fifth Amended and Restated Equity Pledge Agreement	1

This is the signature page

Xiaohuang Huang

Signature: /s/Xiaohuang Huang

Hang Chen

Signature: /s/Hang Chen

Hao Zhu

Signature: /s/Hao Zhu

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Annex I

Equity Certificate of Hangzhou Qunhe Information Technology Co., Ltd.

This is to certify that Xiaohuang Huang (ID card No.: ***) owns 50.0000% equities in Hangzhou Qunhe Information Technology Co., Ltd., all of which have been pledged to Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Hangzhou Qunhe Information Technology Co., Ltd. (Seal)

/s/Hangzhou Qunhe Information Technology Co., Ltd.

Signature: /s/Xiaohuang Huang

Name: Xiaohuang Huang

Title: Legal Representative

04/21/2021

Annex I

Equity Certificate of Hangzhou Qunhe Information Technology Co., Ltd.

This is to certify that Hang Chen (ID card No.: ***) owns 39.1814% equities in Hangzhou Qunhe Information Technology Co., Ltd., all of which have been pledged to Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Hangzhou Qunhe Information Technology Co., Ltd. (Seal)

/s/Hangzhou Qunhe Information Technology Co., Ltd.

Signature: /s/Xiaohuang Huang

Name: Xiaohuang Huang

Title: Legal Representative

04/21/2021

Annex I	1

Equity Certificate of Hangzhou Qunhe Information Technology Co., Ltd.

This is to certify that Hao Zhu (ID card No.: ***) owns 10.8185% equities in Hangzhou Qunhe Information Technology Co., Ltd., all of which have been pledged to Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Hangzhou Qunhe Information Technology Co., Ltd. (Seal)

/s/Hangzhou Qunhe Information Technology Co., Ltd.

Signature: /s/Xiaohuang Huang

Name: Xiaohuang Huang

Title: Legal Representative

04/21/2021

Annex I	2

Annex II

Register of Members of Hangzhou Qunhe Information Technology Co., Ltd.

Name of Member	ID card No. /Unified Social Credit Code	Proportion of Equity	Registration of Pledge
Xiaohuang Huang	***	50.0000%	Pledged to Hangzhou Yunjiazhuang Network Technology Co., Ltd.
Hang Chen	***	39.1814%	Pledged to Hangzhou Yunjiazhuang Network Technology Co., Ltd.
Hao Zhu	***	10.8185%	Pledged to Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Hangzhou Qunhe Information Technology Co., Ltd. (Seal)

/s/Hangzhou Qunhe Information Technology Co., Ltd.

Signature: /s/Xiaohuang Huang

Name: Xiaohuang Huang

Title: Legal Representative

04/21/2021

Annex II